UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 28, 2004

                                     1-4422
                            (Commission File Number.)


                   ------------------------------------------


                                  ROLLINS, INC.
             (Exact name of registrant as specified in its charter)


             Delaware                                 51-0068479
    (State or other jurisdiction          (I.R.S. Employer Identification No.)
   of incorporation or organization)


                   2170 Piedmont Road, N.E., Atlanta, Georgia
                    (Address of principal executive offices)

                                      30324
                                   (Zip Code)


                                 (404) 888-2000
              (Registrant's telephone number, including area code)


                   ------------------------------------------

ITEM 7.  Financial Statements and Exhibits.

             ( c )  Exhibits.

                    (99.1) The Registrant's Press Release dated April 28, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The information provided pursuant to this Item 12 is to be considered "filed" under the Securities Exchange Act of 1934 ("Exchange Act") and incorporated by reference into those filings of Rollins, Inc (the "Company") that provide for the incorporation of all reports and documents filed by the Company under the Exchange Act.

On July 28, 2004, the Company issued a press release announcing its results for the quarter ended June 30, 2004. The Company hereby incorporates by reference herein the information set forth in its Press Release dated April 28, 2004, a copy of which is attached hereto as Exhibit 99.1. Except as otherwise provided in the press release, the press release speaks only as of the date of such press release and such press release shall not create any implication that the affairs of the Company have continued unchanged since such date.

Except for the historical information contained in this report, the statements made by the Company are forward-looking statements that involve risks and uncertainties. All such statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. The Company's future financial performance could differ significantly from the expectations of management and from results expressed or implied in the Press Release. See the risk factors contained in the Press Release for a discussion of certain risks and uncertainties that may impact such forward looking statements. For further information on other risk factors, please refer to the "Risk Factors" contained in the Company's Form 10-K filed March 15, 2004 with the Securities and Exchange Commission. The Company disclaims any obligation or duty to update or modify these forward-looking statements.

     Included in Exhibit 99.1, as attached, are the following non-GAAP financial measures:


     o Net Income, Excluding Gain on Sale of Assets*
     o Income Before Income Taxes, Excluding Gain on Sale of Assets*
     o Earnings Per Share, Excluding Gain on Sale of Assets*
     o Revenue, Excluding the Acquisition of Western**

A reconciliation of these measures to the most comparable GAAP measures is contained in the attached press release.

* These adjustments are presented and deemed useful by management because the gain on sale of assets, which occurred in the second quarter of 2004, is a non-recurring, non-operating adjustment. In order to present net income, income before taxes and earnings per share on a comparable basis to the prior year, the gain is excluded from the calculation. Failure to exclude the gain could mislead investors as to the magnitude of the increases in the Company's 2004 net income, income before income taxes and earnings per share relative to prior periods.

** Revenue, excluding the acquisition of Western is presented and deemed useful by management because failure to exclude the Western revenue could mislead investors as to the magnitude of the increase in 2004 revenues relative to prior year periods. Prior year numbers do not include the Western acquisition, as it was completed on April 30, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ROLLINS, INC.


Date:  July 28, 2004                By:  /s/ Gary W. Rollins
                                        ----------------------------------------
                                          Gary W. Rollins
                                          Chief Executive Officer, President
                                          and Chief Operating Officer





Date:  July 28, 2004                By:  /s/ Harry J. Cynkus
                                        ----------------------------------------
                                          Harry J. Cynkus
                                          Chief Financial Officer and Treasurer